UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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Emisphere Technologies, Inc.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
DIRECTORS AND EXECUTIVE OFFICERS
ELECTION OF DIRECTORS
SECURITIES AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY PLANS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITOR FEES
COMPENSATION DISCUSSION AND ANALYSIS
TRANSACTIONS WITH RELATED PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATED PARTY TRANSACTION APPROVAL POLICY
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 3: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSALS OF STOCKHOLDERS FOR 2012 ANNUAL MEETING
OTHER BUSINESS

EMISPHERE TECHNOLOGIES, INC.
240 Cedar Knolls Road
Suite 200
Cedar Knolls, NJ 07927

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 24, 2011

Cedar Knolls, NJ
April 13, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Emisphere Technologies, Inc., a Delaware corporation (the “Company” or “Emisphere”), to be held on Tuesday, May 24, 2011 at 10:00 AM EDT at Park Avenue Club, 184 Park Avenue, Florham Park, NJ for the following purposes:

1. To consider the election of two members of the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders after their election;

2. To hold an advisory vote on executive compensation;

3. To hold an advisory vote on the frequency of holding an advisory vote on executive compensation;

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In addition, at the Annual Meeting, the Company’s management will discuss the Company’s 2010 performance and its current activities.

Only those stockholders of record at the close of business on Thursday, March 29, 2011 will be entitled to receive notice of, and vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during the ten (10) days prior to the Annual Meeting at our principal offices located at 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ 07927.

The Board of Directors appreciates and encourages stockholder participation in our Annual Meeting and looks forward to your attendance. It is important that your shares be represented, whether or not you choose to attend the meeting. Registered stockholders can vote their shares (a) via the Internet; or (b) by using a toll-free telephone number; or (c) by promptly completing, signing, dating and mailing a Proxy card using the enclosed envelope; or (d) by voting your shares at the meeting in person. Instructions for using these convenient services appear on the notice mailed to stockholders of records, as well as on the Internet and on the Proxy card. Proxy votes are tabulated by an independent agent appointed by the Company, and reported at the Annual Meeting. You may revoke your Proxy at any time prior to its exercise. Your prompt attention to the Proxy will be of assistance in preparing for the Annual Meeting. Your cooperation related to this matter is appreciated.

By order of the Board of Directors,

Michael R. Garone
Interim Chief Executive Officer,
Chief Financial Officer, Corporate Secretary

EMISPHERE TECHNOLOGIES, INC.
240 Cedar Knolls Road
Suite 200
Cedar Knolls, NJ 07927

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of this Proxy Statement?

This Proxy Statement (the “Proxy Statement”) and the Proxy Card (the “Proxy Card”) are made available and furnished to all stockholders of record of Emisphere Technologies, Inc., which we sometimes refer to as the “Company” or “Emisphere,” as of the close of business on March 29, 2011 in connection with the solicitation of Proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders on Tuesday, May 24, 2011 (the “Annual Meeting”).

This Proxy Statement and form of Proxy will be available to be mailed to stockholders at their request on or about April 14, 2011. It will also be available for review on the Internet. The information included in the Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation for directors and our most highly paid executive officers, and other required information. Copies of our 2010 Annual Report to Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “2010 Fiscal Year”) are also available on the Internet and will be mailed at the request of a stockholder with a copy of this Proxy Statement, but are not incorporated herein by reference and should not be deemed to be part of the Proxy Statement.

Who can attend the Annual Meeting and who is entitled to vote?

All stockholders of the Company as of March 29, 2011 (the “Record Date”), their authorized representatives and guests of Emisphere will be able to attend the Annual Meeting.

All holders of record of Emisphere’s common stock, $0.01 par value per share (“Common Stock”) on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting.

What proposals will be voted upon at the Annual Meeting?

The Annual Meeting has been called to consider and take action on the following items:

1. The election of Mark H. Rachesky, M.D. and Michael Weiser, M.D. (the “Director Nominees”) as directors for a term expiring at the third succeeding annual meeting of stockholders after their election (Class III Directors);

2. To hold an advisory vote on executive compensation;

3. To hold an advisory vote on the frequency of holding an advisory vote on executive compensation;

4. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

What are the Board of Directors’ voting recommendations with respect to the proposals to be voted at the Annual Meeting?

The Board of Directors recommends a vote:

•	“FOR” the election of the Class III Director Nominees as directors for the term expiring at the third succeeding annual meeting of stockholders after their election.

•	“FOR” the approval of, on an advisory basis, the compensation of the named executive officers.

•	“FOR” the approval of, on an advisory basis, the option of once every year as the frequency with which stockholders are provided with an advisory vote on executive compensation.

If any other matter is properly presented at the Annual Meeting or any adjournments or postponements thereof, your Proxy will be voted in accordance with the discretion of the person holding the Proxy. At the time this Proxy Statement went to press, Emisphere knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

One Page Notice of Internet Availability of Proxy Materials

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have provided access to our Proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders. All stockholders will have the ability to access the Proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the Proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, stockholders may request to receive Proxy materials in printed form by mail.

How do I vote in person?

If you plan to attend the Annual Meeting on May 24, 2011, please bring proof of identification and the enclosed Proxy Card. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a Proxy executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by Proxy?

If you are a registered holder as of the Record Date, you can vote your Proxy via the Internet, by telephone, by mail or in person at the Annual Meeting on May 24, 2011.

If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide you. If you wish to vote in person at the Annual Meeting, you must first obtain from the record holder a Proxy issued in your name.

How do I vote via the Internet?

If you wish to vote via the Internet, follow the Internet voting instructions enclosed with the Notice of Internet Availability. A control number, located on the mailing, is designated to verify your identity and allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote via telephone?

If you wish to vote via telephone, use the toll-free telephone number enclosed with the Notice of Internet Availability and follow the voting instructions located on the mailing. A control number, located on the Proxy Card, is designated to verify your identity, allow you to vote the shares and confirm that the voting instructions have been recorded properly.

How do I vote my shares on the Proxy Card?

If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the Proxy Card. Please review the voting instructions on the Proxy Card and read the entire text of the proposals. Please review the recommendations of the Board of Directors in the Proxy Statement prior to marking your vote.

If your Proxy Card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendations of the Board of Directors on that proposal. That recommendation is shown for each proposal on the Proxy Card.

What constitutes a quorum?

As of the Record Date, 52,076,602 shares of Common Stock were outstanding. A majority of the total number of our outstanding shares present or represented by Proxy constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed Proxy, then you will be considered part of the quorum.

Who counts the vote?

Tabulation of Proxies and the votes cast at the meeting are conducted by an independent agent appointed by Emisphere and certified by an independent inspector of elections.

May I revoke my Proxy?

You may revoke your Proxy at any time before it is voted at the Annual Meeting by: (i) giving timely written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a Proxy with a later date; or (iii) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

What vote is required to approve each proposal?

A plurality of the votes cast at the Annual Meeting is required to elect the Director Nominees.

The option of one year, two years or three years that receives the highest number of votes cast at the Annual Meeting regarding the frequency of holding an advisory vote on executive compensation will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

At the Annual Meeting, abstentions will be counted as votes cast on proposals presented to stockholders, but broker non-votes will not be considered votes cast and the shares represented by broker non-votes with respect to any proposal will be considered present but not eligible to vote on such proposal. Withheld votes and broker non-votes will have no effect on the election of the Director Nominees, which is by plurality vote.

Who bears the cost of soliciting the Proxies?

We will pay all costs of preparing, assembling, printing and distributing the Proxy materials. We may solicit Proxies on behalf of the Board of Directors through the mail, in person, and by telecommunications. We will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Where are Emisphere’s Executive Offices?

Our principal executive offices are located at 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ, 07927 and our telephone number is (973) 532-8000.

How can I get additional information about Emisphere?

We will, upon written request of any stockholder, furnish without charge a copy of this Proxy Statement and our Annual Report on Form 10-K for the 2010 Fiscal Year, as filed with the SEC. Please address your requests to Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ, 07927 Attention: Investor Relations. Electronic copies of this Proxy Statement and the Company’s Annual Report on Form 10-K for the 2010 Fiscal Year are located within the Investor Relations section of our website at www.emisphere.com and are also available at the SEC’s website at www.sec.gov. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

If you are a beneficial owner and your shares are held in a stock brokerage account or by a bank or other nominee, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future Proxy Statements and Annual Reports on the Internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the Internet address for access to the Proxy Statement and Annual Report.

Emisphere is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require that the Company’s Annual Report on Form 10-K, the Proxy Statement and other information be filed with the SEC. These filings may be inspected and copied at the public reference facilities of the SEC. Call (800) SEC-0330 for more information regarding public reference facilities. Copies of the material may also be obtained upon request and upon payment of the appropriate fee from the Public Reference Section of the SEC, 100F Street N.E., Room 1580, Washington, DC 20549. In addition, the SEC maintains a website at www.sec.gov that contains reports, Proxy and information statements, as well as other information regarding registrants, including Emisphere, which file electronically with the SEC.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and Annual Reports. This means that only one copy of our Notice of Internet Availability may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of the Proxy Materials and Annual Report to any stockholder upon written or oral request made to our Investor Relations Department, Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ, 07927, telephone: (973) 532-8000. Any stockholder who wants to receive separate copies of the Notice of Internet Availability of Proxy Materials or any stockholder who is receiving multiple copies and would like to receive only one copy per household must make an election on the Internet, telephone or Proxy card or contact the stockholder’s bank, broker, or other nominee record holder. Stockholders may also contact us at the above address and phone number with their election.

DIRECTORS AND EXECUTIVE OFFICERS

Our business is overseen by the Board of Directors. It is the duty of the Board of Directors to oversee the Chief Executive Officer and other senior management in the competent and ethical operation of the Company on a day-to-day basis and to assure that the long-term interests of the stockholders are being served. To satisfy this duty, our directors take a proactive, focused approach to their position, and set standards to ensure that the Company is committed to business success through maintenance of the highest standards of responsibility and ethics. The Board of Directors is kept advised of our business through regular verbal or written reports, Board of Directors meetings, and analysis and discussions with the Chief Executive Officer and other officers of the Company.

Members of the Board of Directors bring to us a wide range of experience, knowledge and judgment. Our governance organization is designed to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance.

The Board of Directors has affirmatively determined that Mr. John D. Harkey, Jr., Dr. Mark H. Rachesky, Mr. Timothy G. Rothwell, and Dr. Michael Weiser are independent directors within the meaning of Rule 4200 of the NASDAQ Marketplace Rules. The independent directors meet in separate sessions at the conclusion of Board meetings and at other times as deemed necessary by the independent directors, in the absence of Mr. Michael V.

Novinski, the sole non-independent director. Dr. Carter resigned from the Board of Directors effective April 30, 2009. Mr. Berger resigned the Board of Directors effective October 23, 2009. Mr. Moch resigned from the Board of Directors effective November 10, 2009. On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company. None of the members of the Board of Directors currently serve as Chairman; leadership of the Board is provided through consensus of the directors. Matters are explored in Committee and brought to the full Board for discussion or action.

The Board of Directors has established an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. Each of the committees of the Board of Directors acts pursuant to a separate written charter adopted by the Board of Directors.

The Audit Committee is currently comprised of Mr. Harkey (chairman), Mr. Rothwell and Dr. Weiser. Mr. Rothwell became a member of the Audit Committee on January 6, 2010. All members of the Audit Committee are independent within the meaning of Rule 4200 of the NASDAQ Marketplace Rules. The Board of Directors has determined that Mr. Harkey is an “Audit Committee financial expert,” within the meaning of Item 401(h) of Regulation S-K. The Audit Committee’s responsibilities and duties are summarized in the report of the Audit Committee and in the Audit Committee charter which is available on our website (www.emisphere.com).

The Compensation Committee is currently comprised of Dr. Weiser (chairman) and Dr. Rachesky. All members of the Compensation Committee are independent within the meaning of Rule 4200 of the NASDAQ Marketplace Rules, non-employee directors within the meaning of the rules of the Securities and Exchange Commission and “outside” directors within the meaning set forth under Internal Revenue Code Section 162(m). The Compensation Committee’s responsibilities and duties are summarized in the report of the Compensation Committee and in the Compensation Committee charter also available on our website.

The Governance and Nominating Committee is currently comprised of Dr. Weiser (chairman) and Dr. Rachesky. All members of the Governance and Nominating Committee are independent within the meaning of Rule 4200 of the NASDAQ Marketplace Rules. The Governance and Nominating Committee’s responsibilities and duties are set forth in the Governance and Nominating Committee charter on our website. Among other things, the Governance and Nominating Committee is responsible for recommending to the Board the nominees for election to our Board of Directors and the identification and recommendation of candidates to fill vacancies occurring between annual stockholder meetings.

The table below provides membership information for each committee of the Board of Directors during 2010:

Governance
Name	Board	Audit		Compensation		and Nominating

Michael V. Novinski(1)	X
Mark H. Rachesky, M.D.(2)	X			X		X
Michael Weiser, M.D.(2)	X	X		X	*	X *
John D. Harkey, Jr.(3)	X	X	*
Timothy G. Rothwell(3)	X	X

*	Chair

(1)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company.

(2)	Class III directors: Term as director is expected to expire in 2011.

(3)	Class I directors: Term as director is expected to expire in 2012.

Board Involvement in Risk Oversight

Our Board of Directors is responsible for oversight of the Company’s risk assessment and management process. We believe risk can arise in every decision and action taken by the Company, whether strategic or operational. Our comprehensive approach is reflected in the reporting processes by which our management provides timely and fulsome information to the Board of Directors to support its role in oversight, approval and decision-making.

The Board of Directors closely monitors the information it receives from management and provides oversight and guidance to our management team concerning the assessment and management of risk. The Board of Directors approves the Company’s high level goals, strategies and policies to set the tone and direction for appropriate risk taking within the business.

The Board of Directors delegated to the Compensation Committee basic responsibility for oversight of management’s compensation risk assessment, and that committee reports to the Board on its review. Our Board of Directors also delegated tasks related to risk process oversight to our Audit Committee, which reports the results of its review process to the Board of Directors. The Audit Committee’s process includes a review, at least annually, of our internal audit process, including the organizational structure, as well as the scope and methodology of the internal audit process. The Governance and Nominating Committee oversees risks related to our corporate governance, including director performance, director succession, director education and governance documents.

In addition to the reports from the Board committees, our Board periodically discusses risk oversight.

Meetings Attendance

During the 2010 fiscal year, our Board of Directors held 5 meetings. With the exception of Mr. Harkey, who attended 3 of 4 Audit Committee meetings held during 2010, each director attended 100 percent of the aggregate number of Board of Directors meetings and committee meetings of which he was a member that were held during the period of his service as a director.

The Audit Committee met 4 times during the 2010 fiscal year.

The Compensation Committee met 1 time during the 2010 fiscal year.

The Governance and Nominating Committee met 1 time during the 2010 fiscal year.

The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of stockholders, although it does encourage attendance by the directors.

Code of Conduct for Officers and Employees and Code of Business Conduct and Ethics for Directors

The Company has a Code of Conduct that applies to all of our officers and employees as well as a Code of Business Conduct and Ethics that applies specifically to the members of the Board of Directors. The directors are surveyed annually regarding their compliance with the policies as set forth in the Code of Conduct for Directors. The Code of Conduct and the Code of Business Conduct and Ethics for Directors are available on the Corporate Governance section of our website at www.emisphere.com. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only. The Company intends to disclose on its website any amendment to, or waiver of, a provision of the Code of Conduct that applies to the Chief Executive Officer, Chief Financial Officer, or Controller. Our Code of Conduct contains provisions that apply to our Chief Executive Officer, Chief Financial Officer and all other finance and accounting personnel. These provisions comply with the requirements of a company code of ethics for financial officers that were promulgated by the SEC pursuant to the Exchange Act.

Stockholder Communications

We have an Investor Relations Office for all stockholder inquiries and communications. The Investor Relations Office facilitates the dissemination of accurate and timely information to our stockholders. In addition, the Investor Relations Office ensures that outgoing information is in compliance with applicable securities laws and regulations. All investor queries should be directed to our internal Director of Corporate Communications or our Corporate Secretary.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Dr. Weiser and Dr. Rachesky. No member of the Compensation Committee is or has ever been an executive officer or employee of our company (or any of its subsidiaries) and no “compensation committee interlocks” existed during fiscal year 2010.

ELECTION OF DIRECTORS

The Governance and Nominating Committee identifies director nominees by reviewing the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into consideration the current Board members and the specific needs of the Company and the Board. Among the qualifications to be considered in the selection of candidates, the Committee considers the following attributes and criteria of candidates: experience, knowledge, skills, expertise, diversity, personal and professional integrity, character, business judgment and independence. Although it has no formal policy our Board recognizes that nominees for the Board should reflect a reasonable diversity of backgrounds and perspectives, including those backgrounds and perspectives with respect to business experience, professional expertise, age, gender and ethnic background.

Our Board is comprised of accomplished professionals who represent diverse and key areas of expertise including national and international business, operations, manufacturing, finance and investing, management, entrepreneurship, higher education and science, research and technology. We believe our directors’ wide range of professional experiences and backgrounds, education and skills has proven invaluable to the Company and we intend to continue leveraging this strength.

Nominations for the election of directors may be made by the Board of Directors or the Governance and Nominating Committee. The committee did not reject any candidates recommended within the preceding year by a beneficial owner of, or from a group of security holders that beneficially owned, in the aggregate, more than five percent (5%) of the Company’s voting stock.

Although it has no formal policy regarding stockholder nominees, the Governance and Nominating Committee believes that stockholder nominees should be viewed in substantially the same manner as other nominees. Stockholders may make a recommendation for a nominee by complying with the notice procedures set forth in our bylaws. The Governance and Nominating Committee will give nominees recommended by stockholders in compliance with these procedures the same consideration that it gives to any Board recommendations. To date, we have not received any recommendation from stockholders requesting that the Governance and Nominating Committee (or any predecessor) consider a candidate for inclusion among the committee’s slate of nominees in this Proxy Statement.

To be considered by the committee, a director nominee must have broad experience at the strategy/policy-making level in a business, government, education, technology or public interest environment, high-level managerial experience in a relatively complex organization or experience dealing with complex problems. In addition, the nominee must be able to exercise sound business judgment and provide insights and practical wisdom based on experience and expertise, possess proven ethical character, be independent of any particular constituency, and be able to represent all stockholders of the Company.

The committee will also evaluate whether the nominee’s skills are complementary to the existing Board member’s skills, and the Board’s needs for operational, management, financial, technological or other expertise; and whether the individual has sufficient time to devote to the interests of Emisphere. The prospective Board member cannot be a Board member or officer at a competing company nor have relationships with a competing company. He/she must be clear of any investigation or violations that would be perceived as affecting the duties and performance of a director.

The Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Governance and Nominating Committee or the Board decides not to nominate a member for re-election, the Governance and Nominating Committee identifies the desired skills and experience of a new nominee and discusses with the Board suggestions as to individuals that meet the criteria.

Compensation of Non-Employee Directors

A director who is a full-time employee of the Company receives no additional compensation for services provided as a director. It is the Company’s policy to provide competitive compensation and benefits necessary to attract and retain high quality non-employee directors and to encourage ownership of Company stock to further align their interests with those of stockholders. The following represents the compensation of the non-employee members of the Board of Directors:

•	Prior to June 24, 2009, each non-employee director received, on the date of each regular annual stockholder’s meeting, a stock option to purchase 7,000 shares of our common stock under the 2007 Plan. The stock options vest on the six month anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date. Notwithstanding the foregoing, any director who holds any stock options granted before April 1, 2004 which remain unvested was ineligible to receive the annual 7,000-share stock option grant described in this paragraph unless and until all such prior options had vested. Stock options granted in 2009 have a stated expiration date of ten years after the date of grant, and are subject to accelerated vesting upon a change in control of Emisphere. If the holder of an option ceases to serve as a director, all previously granted options may be exercised to the extent vested within six months after termination of directorship (one year if the termination is by reason of death), except that, after April 1, 2004 (unless otherwise provided in an option agreement), if a director becomes an “emeritus director” of Emisphere immediately following his Board service, the vested options may be exercised for six months after termination of service as an “emeritus director.” All unvested options expire upon termination of service on the Board of Directors.

•	On May 15, 2009, in recognition of the roles and responsibilities of the Board of Directors and current market data, the non-employees members of the Board of Directors’ compensation was revised to include a special one-time grant of 50,000 options to purchase shares of common stock granted on May 15, 2009, an annual retainer of $35,000, payable quarterly in cash, and an annual stock option grant of 40,000 options to purchase shares of common stock. The annual stock option grants are granted each year on the date of the annual meeting of stockholders of the Company. The director must be an eligible director on the dates the retainers are paid and the stock options are granted. The options subject to the special one-time stock option grant and annual stock option grant would vest over three years in equal amounts on each anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date, subject to accelerated vesting upon a change in control of Emisphere. Such options, once vested, remain exercisable through the period of the option term.

•	All newly appointed directors shall receive an initial stock option grant on the date of appointment of 50,000 options to purchase shares of common stock. The options subject to such initial stock option grant vest over three years in equal amounts on each anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date, subject to accelerated vesting upon a change in control of Emisphere. Such options, once vested, remain exercisable through the period of the option term.

•	On May 15, 2009, Messrs. Weiser, Harkey and Rachesky received a one-time special stock option grant of 25,000 shares of common stock and a one-time fee of $10,000 in recognition for their length of service on the Board of Directors. The options subject to these one-time stock option grants vest over three years in equal amounts on each anniversary of the grant date provided the director continuously serves as a director from the grant date through such vesting date, subject to accelerated vesting upon a change in control of Emisphere. Such options, once vested, remain exercisable through the period of the option term.

•	Additional committee and chairperson fees are paid as follows:

•	$10,000 audit committee chairperson fee;

•	$2,500 audit committee member fee;

•	$5,000 compensation committee chairperson fee;

•	$1,000 compensation committee member fee;

•	$2,500 governance and nominating committee chairperson fee; and

•	$500 governance and nominating committee member fee.

The director must be an eligible director on the dates such fees are paid.

Director Compensation Table — 2010

The table below represents the compensation paid to our non-employee directors during the year ended December 31, 2010:

	Fees Earned
	or Paid	Stock	Option	All Other
	in Cash	Awards	Awards	Compensation	Total
Name	($)	($)(1)	($)(1)	($)	($)

John D. Harkey, Jr.	45,000	—	36,940	—	81,940
Mark H. Rachesky, M.D.	36,500	—	36,940	—	73,440
Timothy G. Rothwell	33,958	—	36,940	—	70,898
Michael Weiser, M.D.	45,000	—	36,940	—	81,940

(1)	The value listed in the above table represents the fair value of the options recognized as expense under FASB ASC Topic 718 during 2010, including unvested options granted before 2010 and those granted in 2010. Fair value is calculated as of the grant date using the Black-Scholes-Model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in note 12 to our audited financial statements for the year ended December 31, 2010.

The following table summarizes the aggregate number of option awards and stock awards held by each non-employee director at December 31, 2010.

	Option Awards						Stock Awards
				Equity
				Incentive
				Plan
		Number of		Awards:				Market
	Number of	Securities		Number of			Number of	Value of
	Securities	Underlying		Securities			Shares of	Shares or
	Underlying	Unexercised		Underlying			Units of	Units of
	Unexercised	Unearned		Unexercised	Option	Option	Stock That	Stock That
	Options (#)	Options (#)		Unearned	Exercise	Expiration	Have not	Have not
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)	Vested ($)

John D. Harkey, Jr.	7,000	—		—	8.97	5/26/2016	—	—
	7,000	—		—	3.76	4/20/2017
	7,000	—		—	3.79	8/8/2018
	25,000	50,000	(1)	—	0.93	5/15/2019
		40,000	(2)	—	1.20	9/16/2020
Mark H. Rachesky, M.D.	7,000	—		—	3.76	4/20/2017	—	—
	7,000	—		—	3.79	8/8/2018
	25,000	50,000	(1)	—	0.93	5/15/2019
		40,000	(2)	—	1.20	9/16/2020
Michael Weiser, M.D.	7,000	—		—	8.97	5/26/2016	—	—
	7,000	—		—	3.76	4/20/2017
	7,000	—		—	3.79	8/8/2018
	25,000	50,000	(1)	—	0.93	5/15/2019
		40,000	(2)	—	1.20	9/16/2020
Timothy G. Rothwell	16,666	33,334	(3)	—	0.70	11/5/2019	—	—
		40,000	(2)	—	1.20	9/16/2020

(1)	25,000 exercisable as of 5/15/2011 and 5/15/2012, respectively.

(2)	13,333 exercisable as of 9/16/2011 and 9/16/2012, respectively and 13,334 exercisable as of 9/16/2013.

(3)	16,667 exercisable as of 11/5/2011 and 11/5/2012, respectively.

SECURITIES AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY PLANS

The following table provides information as of December 31, 2010 about the common stock that may be issued upon the exercise of options granted to employees, consultants or members of our Board of Directors under our existing equity compensation plans, including the 1991 Stock Option Plan, 1995 Stock Option Plan, 2000 Stock Option Plan, the 2002 Broad Based Plan, the 2007 Stock Award and Incentive Plan (collectively the “Plans”), the Stock Incentive Plan for Outside Directors and the Directors Deferred Compensation Plan:

			(c)
			Number of
			Securities
			Remaining
			Available
			for Future
			Issuance
			Under Equity
	(a)		Compensation
	Number of	(b)	Plans
	Securities to be	Weighted	(Excluding
	Issued Upon	Average Exercise	Securities
	Exercise of	Price of	Reflected
	Outstanding	Outstanding	in Column
Plan Category	Options	Options	(a))

Equity Compensation Plans Approved by Security Holders
The Plans	3,055,866	$3.29	1,432,148
Stock Incentive Plan for Outside Directors	100,000	10.24	—
Directors Deferred Compensation Plan	—	—	—
Equity Compensation Plans not approved by Security Holders(1)	10,000	3.64	—

Total	3,165,866	$3.51	1,432,148

(1)	Our Board of Directors has granted options which are currently outstanding for a former consultant. The Board of Directors determines the number and terms of each grant (option exercise price, vesting and expiration date). These grants were made on 7/12/2002 and 7/14/2003.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

At the close of business on the Record Date, there were approximately 52,076,602 shares of Common Stock outstanding and entitled to vote. The presence, either in person or by Proxy, of persons entitled to vote a majority of our outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. Abstentions are counted as if they were “no” votes in tabulations of the votes cast, whereas broker non-votes, are not considered as having voted for the purposes of determining the outcome of a vote. Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting.

COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS AND
PRINCIPAL HOLDERS

Directors and Executive Officers

The following table sets forth certain information, as of March 1, 2011, regarding the beneficial ownership of the common stock by (i) each director who held office during the last fiscal year, including the Director Nominees; (ii) each Executive Officer who held office during the last fiscal year; (iii) all of our directors and Executive Officers as a group. Applicable percentage ownership is based on 52,076,602 shares of Common Stock outstanding as of March 1, 2011. The number of shares beneficially owned by each director or Executive Officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power (which includes power to vote, or direct the voting of, such security) or investment power (which includes power to dispose of, or direct the disposition of, such security). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or convertible notes held by that person that are currently exercisable or convertible into Common Stock or will become exercisable or convertible into common stock within 60 days after March 1, 2011 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated, all persons named as beneficial owners of common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned:

	Common Shares
	Beneficially	Common Shares
	Owned	Underlying	Percent of
Name and Address(a)	(b)	Options	Class

Michael V. Novinski(e)	1,538,000	1,498,000	2.9%
Michael R. Garone(f)	160,000	60,000	*
M. Gary I. Riley, DVM, Ph.D.	110,500	90,000	*
Nicholas J. Hart	45,000	45,000	*
Mark H. Rachesky, M.D.	30,046,645 (c)	15,863,420 (d)	44.3%
Timothy G. Rothwell	16,666	16,666	*
Michael Weiser, M.D.	49,775	46,000	*
John D. Harkey, Jr.	49,775	46,000	*
All directors and executive officers as a group	32,016,360	17,665,085	48.1%

*	Less than 1%

(a)	Unless otherwise specified, the address of each beneficial owner is c/o Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey 07927.

(b)	The number of shares set forth for each Director and Executive Officer consists of direct and indirect ownership of shares, including stock options, deferred common share units, restricted stock and, in the case of Dr. Rachesky, shares of common stock that can be obtained upon conversion of convertible notes and exercise of warrants, as further described in footnotes (c) and (d) below.

(c)	This number consists of:

•	14,183,225 shares of common stock held for the accounts of the following entities:

•	5,006,013 shares held for the account of MHR Capital Partners Master Account LP (“Master Account”)

•	680,826 shares held for the account of MHR Capital Partners (100) LP (“Capital Partners (100)”)

•	2,412,718 shares held for the account of MHR Institutional Partners II LP (“Institutional Partners II”)

•	6,078,370 shares held for the account of MHR Institutional Partners IIA LP (“Institutional Partners IIA”)

•	5,298 shares held directly by Mark H. Rachesky, M.D.

•	6,923,667 shares of common stock that can be obtained by the following entities upon conversion of the Convertible Notes, including 355,653 shares of common stock issuable to the following entities as payment for accrued but unpaid interest on the Convertible Notes since the most recent interest payment date (December 31, 2010) through the date that is 60 days after March 1, 2011:

•	1,394,202 shares held by Master Account

•	190,660 shares held by Capital Partners (100)

•	1,517,005 shares held by Institutional Partners II

•	3,821,800 shares held by Institutional Partners IIA

•	8,900,753 shares of common stock that can be obtained by the following entities upon exercise of warrants:

•	2,122,000 shares held by Master Account

•	290,135 shares held by Capital Partners (100)

•	1,843,722 shares held by Institutional Partners II

•	4,644,896 shares held by Institutional Partners IIA

•	7,000 shares of common stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $3.76 per share

•	7,000 shares of common stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $3.79 per share

•	25,000 shares of common stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options at a price of $0.93 per share.

MHR Advisors LLC (“Advisors”) is the general partner of each of Master Account and Capital Partners (100), and, in such capacity, may be deemed to beneficially own the shares of common stock held for the accounts of each of Master Account and Capital Partners (100). MHR Institutional Advisors II LLC (“Institutional Advisors II”) is the general partner of each of Institutional Partners II and Institutional Partners IIA, and, in such capacity, may be deemed to beneficially own the shares of common stock held for the accounts of each of Institutional Partners II and Institutional Partners IIA. MHR Fund Management LLC (“Fund Management”) is a Delaware limited liability company that is an affiliate of and has an investment management agreement with Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA, and other affiliated entities, pursuant to which it has the power to vote or direct the vote and to dispose or to direct the disposition of the shares of common stock held by such entities and, accordingly, Fund Management may be deemed to beneficially own the shares of common stock held for the account of each of Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA. Dr. Rachesky is the managing member of Advisors, Institutional Advisors II, and Fund Management, and, in such capacity, may be deemed to beneficially own the shares of common stock held for the accounts of each of Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA.

(d)	This number consists of (i) 6,6, 923,667 shares of common stock that can be obtained by Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA upon conversion of the Convertible Notes, (ii) 8,900,753 shares of common stock that can be obtained by Master Account, Capital Partners (100), Institutional Partners II and Institutional Partners IIA upon exercise of warrants, (iii) 39,000 shares of common stock that can be obtained by Dr. Rachesky upon the exercise of currently vested stock options.

(e)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company.

(f)	On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

Principal Holders of Common Stock

The following table sets forth information regarding beneficial owners of more than five (5%) percent of the outstanding shares of Common Stock as of March 1, 2011:

	Number of Shares		Percent of
Name and Address	Beneficially Owned		Class(a)

Bai Ye Feng 16A Li Dong Building No. 9 Li Yuen Street East Central, Hong Kong	5,014,665(b	)	9.36%
Mark H. Rachesky, M.D. 40 West 57th Street, 24th Floor New York, NY 10019	30,046,645(c	)	44.3%

•	Applicable percentage ownership is based on 52,076,602 shares of Common Stock outstanding as of March 1, 2011. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or convertible notes held by that person that are currently exercisable or convertible into Common Stock or will become exercisable or convertible into Common Stock within 60 days after March 1, 2011 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Information based on Amendment Number 3 to Schedule 13-D filed with the SEC on February 14, 2008.

•	Information based on Mr. Feng’s Schedule 13-G/A filed with the SEC on February 8, 2011. Mr. Feng beneficially owns an aggregate of 5,014,665 shares of common stock, consisting of 3,220,665 shares of common stock held by Mr. Feng, warrants to purchase up to 1,500,000 shares of common stock held by Mr. Feng, and 294,000 shares of common stock held by Lighthouse Consulting Limited, a Hong Kong company of which Mr. Feng is a principal and therefore may be deemed to be the beneficial holder of the securities held by Lighthouse Consulting Limited.

•	Please refer to footnote “c” in the table under “Directors and Executive Officers” (above).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee operates under a written charter adopted by the Board of Directors. The Compensation Committee charter can be found on our website at www.emisphere.com. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

The Compensation Committee is responsible for the consideration of stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation arrangements related to executive officers. The Compensation Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Compensation Committee consisting of not less than two members of the committee. The Compensation Committee has the authority to retain, at the expense of the Company, such outside counsel, experts and other advisors as deemed appropriate to assist it in the full performance of its functions. The Company’s Chief Executive Officer is involved in making recommendations to the Compensation Committee for compensation of Executive Officers (except for himself) as well as recommending compensation levels for directors.

Our executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which is composed of non-employee independent directors, is responsible for reviewing with Company management and approving compensation policy and all forms of compensation for executive officers and directors in light of the Company’s current business environment and the Company’s strategic objectives. In addition, the Compensation Committee acts as the administrator of the Company’s stock option plans. The Compensation Committee’s practices include reviewing and establishing executive officers’ compensation to ensure that base pay and incentive compensation are competitive to attract and retain qualified executive officers, and to provide incentive systems reflecting both financial and operating performance, as well as an alignment with stockholder interests. These policies are based on the principle that total compensation should serve to attract and retain those executives critical to the overall success of Emisphere and should reward executives for their contributions to the enhancement of stockholder value.

The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees. The committee considered risk when developing our compensation programs and believes that the design of our current compensation programs do not encourage excessive or inappropriate risk taking. Our base salaries provide competitive fixed compensation, while annual cash bonuses and equity-based awards encourage long-term consideration rather than short-term risk taking.

The Compensation Committee has reviewed the Compensation Discussion and Analysis presented herein with the management of the Company. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Form 10-K and Proxy Statement of the Company.

The Members of the Compensation Committee

Michael Weiser, M.D., Ph.D. (Chairman)
Mark H. Rachesky, M.D.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee has reviewed the relevant standards of the Sarbanes-Oxley Act of 2002, the rules of the SEC, and the corporate governance listing standards of the NASDAQ regarding committee policies. The committee intends to further amend its charter, if necessary, as the applicable rules and standards evolve to reflect any additional requirements or changes. The updated Audit Committee charter can be found on our website at www.emisphere.com. The contents of our website are not incorporated herein by reference and the website address provided in this Proxy Statement is intended to be an inactive textual reference only.

The Audit Committee is currently comprised of John D. Harkey, Jr., (chairman), Timothy G. Rothwell, who was appointed to the Committee on January 6, 2010, and Michael Weiser, M.D. All of the members of the Audit Committee are independent within the meaning of Rule 4200 of the NASDAQ. The Board of Directors has determined that John D. Harkey, Jr. is an “Audit Committee financial expert,” within the meaning of Item 401(h) of Regulation S-K.

On January 6, 2010, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accountants. This action was approved on January 6, 2010 by the Audit Committee of the Board of Directors of the Company. PwC’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that for each of the years ended December 31, 2008 and 2007 PwC’s reports contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern. During the Company’s fiscal years ended December 31, 2007 and 2008, in subsequent interim periods through January 6, 2010, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports, and there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

On January 6, 2010, with the approval of the Audit Committee of the Company, the Company engaged McGladrey & Pullen, LLP (“M&P”) to act as its independent registered public accounting firm. During the years ended December 2007, and 2008, respectively, in the subsequent interim periods through January 5, 2010, neither the Company nor anyone acting on its behalf had consulted with M&P on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal control over financial reporting. M&P, the Company’s independent registered public accountants, audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States, and report on internal control over financial reporting. M&P reports to the Audit Committee as members of the Board of Directors and as representatives of the Company’s stockholders.

The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal control over financial reporting and the objectivity of its financial reporting. The Audit Committee discusses these matters with the appropriate Company financial personnel. In addition, the Audit Committee has discussions with management concerning the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act to accompany the Company’s periodic filings with the SEC.

On an as needed basis, the Audit Committee meets privately with M&P. The Audit Committee also appoints the independent registered public accounting firm, approves in advance their engagements to perform audit and any non-audit services and the fee for such services, and periodically reviews their performance and independence from management. In addition, when appropriate, the Audit Committee discusses with M&P plans for the audit partner rotation required by the Sarbanes-Oxley Act.

Pursuant to its charter, the Audit Committee assists the Board in, among other things, monitoring and reviewing (i) our financial statements, (ii) our compliance with legal and regulatory requirements and, (iii) the independence, performance and oversight of our independent registered public accounting firm. Under the Audit Committee charter, the Audit Committee is required to make regular reports to the Board.

During the 2010 Fiscal Year, the Audit Committee of the Board of Directors reviewed and assessed:

•	the quality and integrity of the annual audited financial statements with management, including issues relating to accounting and auditing principles and practices, as well as the adequacy of internal controls, and compliance with regulatory and legal requirements;

•	the qualifications and independence of the independent registered public accounting firm; and

•	management’s, as well as the independent auditor’s, analysis regarding financial reporting issues and judgments made in connection with the preparation of our financial statements, including those prepared quarterly and annually, prior to filing our quarterly reports on Form 10-Q and Annual Report on Form 10-K.

The Audit Committee has reviewed the audited financial statements and has discussed them with both management and M&P, the independent registered public accounting firm. The Audit Committee has discussed with the independent auditors matters required to be discussed by the applicable Auditing Standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the independent auditors provided to the Audit Committee the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee and the independent auditors have discussed the auditors’ independence from the Company and its management, including the matters in those written disclosures. The Audit Committee also received reports from M&P regarding all critical accounting policies and practices used by the Company, any alternative treatments of financial information used, generally accepted accounting principles that have been discussed with management, ramifications of the use of alternative treatments and the treatment preferred by M&P and other material written communications between M&P and management, including management letters and schedules of adjusted differences.

In making its decision to select M&P as Emisphere’s independent registered public accounting firm for 2010, the Audit Committee considers whether the non-audit services provided by M&P are compatible with maintaining the independence of M&P.

Based upon the review and discussions referenced above, the Audit Committee, as comprised at the time of the review and with the assistance of the Company’s Chief Financial Officer, recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and be filed with the SEC.

The Members of the Audit Committee

John D. Harkey, Jr. (Chairman)
Timothy G. Rothwell
Michael Weiser, M.D.

INDEPENDENT AUDITOR FEES

The following table presents fees for professional audit services rendered by M&P for the audit of our annual financial statements for the years ended December 31, 2010 and December 31, 2009, respectively, and fees billed for other services rendered by M&P during the respective periods.

Type of Fees	2010	2009

Audit Fees(1)	231,000	150,000
Audit-Related Fees(2)	8,000	—
Tax Fees(3)	23,300	—

	262,300	150,000

(1)	Audit fees for 2010 and 2009 were for professional services rendered for the audit of the Company’s financial statements for the fiscal year, including attestation services required under Section 404 of the Sarbanes-Oxley Act of 2002, and reviews of the Company’s quarterly financial statements included in its Form 10-Q filings.

(2)	Audit related fees are for services related to our registration statement on Form S-1.

(3)	Tax consulting fees.

The Audit Committee has determined that the non-audit services provided by M&P during 2010 did not impair their independence. All decisions regarding selection of independent registered public accounting firms and approval of accounting services and fees are made by our Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002 and related SEC rules.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm; these services may include audit services, audit related services, tax services and other services. The committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm, where pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. For each proposed service, the independent auditor is required to provide detailed communication at the time of approval. The committee may delegate pre-approval authority to one or more of its members, who must report same to the Committee members at the next meeting. The Audit Committee, after discussion with M&P, agreed that any additional audit or tax service fees could be paid by us, subject to the pre-approval of the Audit Committee chairman.

The Audit Committee currently intends to select M&P to serve as independent registered public accounting firm for the fiscal year ending December 31, 2011. The Company expects that representatives from M&P (the “Representatives”) will be present at the Annual Meeting, that the Representatives will have the opportunity to make a statement if they desire to do so and that the Representatives will be available to respond to appropriate questions.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary —

The discussion that follows outlines the compensation awarded to, earned by or paid to the named executive officers of the Company including a review of the principal elements of compensation, the objectives of the Company’s compensation program, what the program is designed to reward and why and how each element of compensation is determined.

In general, the Company operates in a marketplace where competition for talented executives is significant. The Company is engaged in the long-term development of its technology and of drug candidates, without the benefit of significant current revenues, and therefore its operations require it to raise capital in order to continue its activities. Our operations entail special needs and risks and require that the Company attempt to implement programs that promote strong individual and group performance and retention of excellent employees. The Company’s compensation program for named executive officers consists of cash compensation as base salary, medical, basic life insurance, long term disability, flexible spending accounts, paid time off, and defined contribution retirement plans as well as long term equity incentives offered through stock option plans. This program is developed in part by benchmarking against other companies in the biotechnology/pharmaceutical sectors, as well as by the judgment and discretion of our Board of Directors.

Employee salaries are benchmarked against Radford survey information. Radford is part of the Aon family brands. For more than 30 years, Radford has been a leading provider of compensation market intelligence to the high-tech and life sciences industries. Radford emphasizes data integrity and online access to data, tools and resources, as well as client service geared towards life sciences. Radford includes more than 2,000 participating companies globally. Their services offer full compensation consulting, reliable, current data analysis and reporting, customized data for competitive insight, and web access to data via the Radford Network.

Discussion and Analysis —

Objectives of the compensation and reward program — The biopharmaceutical marketplace is highly competitive and includes companies with far greater resources than ours. Our work involves the difficult, unpredictable, and often slow development of our technology and of drug candidates. Continuity of scientific knowledge, management skills, and relationships are often critical success factors to our business. The objectives of our compensation program for named executive officers is to provide competitive cash compensation, competitive health, welfare and defined benefit contribution benefits as well as long-term equity incentives that offer significant reward potential for the risks assumed and for each individual’s contribution to the long-term performance of the Company. Individual performance is measured against long-term strategic goals, short-term business goals, scientific innovation, regulatory compliance, new business development, development of employees, fostering of teamwork and other Emisphere values designed to build a culture of high performance. These policies and practices are based on the principle that total compensation should serve to attract and retain those executives critical to the overall success of Emisphere and are designed to reward executives for their contributions toward business performance that is designed to build and enhance stockholder value.

Elements of compensation and how they are determined — The key elements of the executive compensation package are base salary (as determined by the competitive market and individual performance), the executive long term disability plan and other health and welfare benefits and long-term incentive compensation in the form of periodic stock option grants. The base salary (excluding payment for accrued but unused vacation) for the named Executive Officers for 2010 ranged from $241,374 for its Vice President and Chief Financial Officer to $550,000 for its President and Chief Executive Officer. In determining the compensation for each named Executive Officer, the Company generally considers (i) data from outside studies and Proxy materials regarding compensation of executive officers at companies believed to be comparable, (ii) the input of other directors and the President and Chief Executive Officer (other than for his own compensation) regarding individual performance of each named executive officer and (iii) qualitative measures of Emisphere’s performance, such as progress in the development of the Company’s technology, the engagement of corporate partners for the commercial development and marketing of products, effective corporate governance, fiscal responsibility, the success of Emisphere in raising funds necessary to conduct research and development, and the pace at which the Company continues to advance its technologies in various clinical trials. Our Board of Directors and Compensation Committee’s consideration of these factors is subjective and informal. However, in general, it has determined that the compensation for executive officers should be competitive with market data reflected within the 50th-75th percentile of biotechnology companies for corresponding senior executive positions. Compensation levels for 2009 were derived from the compensation plan set in 2006 and were based in part by information received from executive compensation consultants, Pearl Myer and Partners, based in New York, N.Y. Compensable factors benchmarked include market capitalization, head count and location. While the Company has occasionally paid cash bonuses in the past, there is no consistent annual cash bonus plan for named executive officers. When considering the compensation of the Company’s President and Chief Executive Officer, the Company receives information and analysis prepared or secured by the Company’s outside executive compensation experts and survey data prepared by human resources management personnel as well as any additional outside information it may have available.

The compensation program also includes periodic awards of stock options. The stock option element is considered a long-term incentive that further aligns the interests of executives with those of our stockholders and rewards long-term performance and the element of risk. Stock option awards are made at the discretion of the Board of Directors based on its subjective assessment of the individual contribution of the executive to the attainment of short and long-term Company goals, such as collaborations with partners, attainment of successful milestones under such collaborations and other corporate developments which advance the progress of our technology and drug candidates. Option grants, including unvested grants, for our named executive officers range from 115,000 for our Vice President, Chief Financial Officer and Corporate Secretary; Vice President of Non-Clinical Development and Applied Biology; and Vice President, Strategy and Development, to 1,600,000 for President and Chief Executive Officer as indicated in the accompanying tables. Stock option grants to named executive officers in 2010 were made in connection with the annual compensation review. With the exception of grants made to the Company’s President and Chief Executive Officer (described in “Transactions with Executive Officers and Directors”), the Company’s policy with respect to stock options granted to executives is that grant prices should be equal to the fair market value of the common stock on the date of grant, that employee stock options should generally vest over a three to five-year period and expire in ten years from date of grant, and that options previously granted at exercise prices higher than the current fair market value should not be re-priced. Once performance bonuses or awards are issued, there are currently no policies in place to reduce, restate or otherwise adjust awards if the relevant performance measures on which they are based are restated or adjusted. The Company has no policy to require its named executive officers to hold any specific equity interest in the Company. The Company does not offer its named executive officers any nonqualified deferred compensation, a defined benefit pension program or any post retirement medical or other benefits.

Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1,000,000 paid to the Chief Executive Officer or to any of the other four most highly compensated executive officers of a publicly held company will not be deductible for federal income tax purposes, unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section 162(m). The Company’s primary objective in designing and administering its compensation policies is to support and encourage the achievement of the Company’s long-term strategic goals and to enhance stockholder value. In general, stock options granted under the Company’s 2000 Plan and 2007 Plan are intended to qualify under and comply with the “performance based compensation” exemption provided under Section 162(m) thus excluding from the Section 162(m) compensation limitation any income recognized by executives at the time of exercise of such stock options. Because salary and bonuses paid to our Chief Executive Officer and four most highly compensated executive officers have been below the $1,000,000 threshold, the Compensation Committee has elected, at this time, to retain discretion over bonus payments, rather than to ensure that payments of salary and bonus in excess of $1,000,000 are deductible. The Compensation Committee intends to review periodically the potential impacts of Section 162(m) in structuring and administering the Company’s compensation programs.

Summary Compensation Table — 2010, 2009 and 2008

The following table sets forth information regarding the aggregate compensation Emisphere paid during 2010, 2009 and 2008 to our Principal Executive Officer, our Principal Financial Officer, and the two other highest paid Executive Officers:

					Stock	Option	All Other
		Salary	Bonus		Awards	Awards	Compensation		Total
Name and Principal Position(1)	Year	($)	($)		($)	($)(2)	($)		($)

Michael V. Novinski(10),	2010	550,000	—		—	312,175	18,000	(4)	880,175
President and CEO	2009	550,000	—		—	239,759	18,000	(4)	807,759
	2008	554,231	357,123	(3)	—	—	18,000	(4)	929,354
Michael R. Garone,	2010	241,374	—		—	19,445	—		260,819
Chief Financial Officer	2009	234,313	—		—	10,642	—		244,955
and Corporate VP, Corporate	2008	231,794	—		—	—	—		231,794
Secretary(5)(11)
M. Gary I. Riley DVM, Ph.D.,	2010	278,104	—		—	19,445	—		297,549
VP of Non-Clinical	2009	269,969	—		—	10,642	8,000	(7)	279,011
Development and Applied	2008	267,039	40,000	(6)	—	—	14,000	(7)	321,039
Biology(7)
Nicholas J. Hart, VP,	2010	249,657	—		—	19,445	—		269,102
Strategy and Development(8)	2009	242,880				10,642			253,522
	2008	104,308	16,872	(9)	—	173,550	—		294,730

(1)	Only two individuals other than the Principal Executive Officer and the Principal Financial Officer served as Executive Officers at the end of fiscal year 2010. As a result, the named executive officers, as defined in Regulation S-K, Item 402(a)(3), of the Company are as follows: Mr. Novinski, Mr. Garone, Dr. Riley and Mr. Hart.

(2)	Amounts shown in this column represent the aggregate grant date fair value of stock option awards granted during the respective year computed in accordance with Financial Accounting Standards Board ASC Topic 718. This compares to prior years, during which amounts in these columns have represented the expensed accounting value of such awards. The amounts for 2008 and 2009 have been recomputed (along with amounts in the Total column for such years) using the aggregate grant date fair value of stock option awards granted during both of those years. For assumptions used in the valuation of these awards please see Note 12 to our Financial Statements for the fiscal year ended December 31, 2010.

(3)	Mr. Novinski was paid a bonus in 2008 for performance in 2007 in accordance with the terms of his employment contract.

(4)	All other compensation for Mr. Novinski represents an allowance for the use of a personal automobile in accordance with the terms of his employment contract.

(5)	Mr. Garone was appointed Corporate Secretary effective October 24, 2008.

(6)	In accordance with the terms of his employment contract, Dr. Riley received a signing bonus, payable during 2008, when he joined the Company.

(7)	All other compensation for Dr. Riley represents payments for relocation expenses.

(8)	Mr. Hart accepted the position as Vice President, Strategy and Development effective July 28, 2008.

(9)	Mr. Hart received a signing bonus when he joined the Company.

(10)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company.

(11)	On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

Grants of Plan-Based Awards — 2010

The following table sets forth information regarding grants of plan-based awards in 2010:

	All Other
		Option Awards:
		Number of	Exercise or
		Securities	Base Price of	Grant Date Fair
		Underlying	Option Awards	Value of Option
Name	Grant Date	Options (#)	($/Sh)	Awards

Michael V. Novinski(1),	3/10/2010	300,000	$1.34	$312,175
President and CEO
Michael R. Garone, VP,	1/19/2010	20,000	1.25	19,445
Chief Financial Officer, Corporate VP and Corporate Secretary(2)
M. Gary I. Riley DVM,	1/19/2010	20,000	1.25	19,445
Ph.D. VP of non-Clinical Development and Applied Biology
Nicholas J. Hart,	1/19/2010	20,000	1.25	19,445
Vice President, Strategy and Development

(1)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company

(2)	On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

Outstanding Equity Awards at Fiscal Year-End — 2010

The following table sets forth information as to the number and value of unexercised options held by the Executive Officers named above as of December 31, 2010. There are no outstanding stock awards with executive officers:

				Equity
				Incentive Plan
		Number of		Awards:
	Number of	Securities		Number of
	Shares	Underlying		Securities
	Underlying	Unexercised		Underlying
	Unexercised	Unearned		Unexercised	Option	Option
	Options (#)	Options (#)		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date

Michael V. Novinski(6),	500,000	—		—	$3.19	4/6/2017
President and CEO	500,000	—		—	$6.38	4/6/2017
	300,000	—		—	$0.93	5/15/2019
	200,000	100,000	(1)	—	$1.34	3/10/2020
Michael R. Garone, VP,	45,000	30,000	(2)		$4.03	8/29/2017
Chief Financial Officer,	5,000	15,000	(3)	—	$0.62	4/12/2019
Corporate VP, and	—	20,000	(4)	—	$1.25	1/19/2020
Corporate Secretary(7)
M. Gary I. Riley DVM,	75,000	—			$4.02	11/6/2017
Ph.D. Vice President of Non-Clinical	5,000	15,000	(3)	—	$0.62	4/12/2019
Development and Applied Biology	—	20,000	(4)	—	$1.25	1/19/2020
Nicholas J. Hart,	30,000	45,000	(5)		$2.71	7/14/2018
Vice President, Strategy	5,000	15,000	(3)	—	$0.62	4/12/2019
and Development	—	20,000	(4)	—	$1.25	1/19/2020

(1)	100,000 exercisable as of 12/31/2011

(2)	15,000 exercisable as of 8/29/2011 and 8/29/2012, respectively

(3)	5,000 exercisable as of 4/12/2011; 10,000 exercisable as of 4/12/2012

(4)	5,000 exercisable as of 1/19/2011 and 1/19/2012, respectively and 10,000 exercisable as of 1/19/2013

(5)	15,000 exercisable as of 7/14/2011, 7/14/2012 and 7/14/2013, respectively

(6)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company

(7)	On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

Option Exercises and Stock Vested — 2010

There were no stock options exercised by Executive Officers during 2010.

TRANSACTIONS WITH RELATED PERSONS

Employment Agreement with Michael V. Novinski, Former President and Chief Executive Officer

On April 6, 2007, the Company entered into an employment agreement with Michael V. Novinski, setting forth the terms and conditions of his employment as President and Chief Executive of the Company (the “Novinski Employment Agreement”). The Novinski Employment Agreement was for a term of three years, renewable annually thereafter. Effective February 25, 2011, the Company and Mr. Novinski mutually agreed not to renew the Novinski Employment Agreement, and Mr. Novinski resigned his employment with the Company. Under the Novinski Employment Agreement, Mr. Novinski received a base salary of $550,000 per year, less applicable local, state and federal withholding taxes. Mr. Novinski was also granted options to purchase 1,000,000 shares of the Company’s common stock; the exercise price for 500,000 of the shares was $3.19, the fair market value of the common stock on the date of grant, and the exercise price for the remaining 500,000 shares is equal to two times the fair market value of the common stock on the date of grant. At December 31, 2010, options to purchase 1,000,000 shares were vested. In addition, he was eligible for an annual cash bonus up to $550,000 (based on a full calendar year). In view of the Company’s current liquidity constraints, the Committee determined, and Mr. Novinski agreed, that he would be paid a $150,000 cash bonus pursuant to his employment agreement with the Corporation in respect of the Company’s 2009 fiscal year (the “2009 Performance Bonus”); additionally Mr. Novinski received a one-time grant of options to purchase 300,000 shares in connection with his compensation for 2009. However, given the Company’s current liquidity constraints, the Compensation Committee, with the consent of Mr. Novinski, agreed to defer the payment of the cash bonus until such time as the Company’s liquidity has stabilized and it has sufficient funding to pay it. The Committee also determined that Mr. Novinski would be paid a special one-time cash bonus of $150,000 in connection with the successful completion of a financing during 2009 (the “2009 Financing Bonus”). However, in light of the Company’s current liquidity constraints, Mr. Novinski and the Company also agreed to defer the payment of the $150,000 special cash bonus until such time as the Company’s liquidity has stabilized and it has sufficient funding to pay it.

In accordance with the Novinski Employment Agreement and the Separation and Release Agreement by and between the Company and Mr. Novinski dated as of February 25, 2011 (the “Separation Agreement”), the Company paid to Mr. Novinski the 2009 Performance Bonus and the 2009 Financing Bonus, accrued but unpaid vacation benefits, and the Company also agreed to pay its portion of Mr. Novinski’s COBRA health benefits for a certain period of time as further set forth therein. Mr. Novinski owns incentive stock options to purchase an aggregate of 1,600,000 shares of common stock, of which 1,500,000 have vested. The Separation Agreement also provides that Mr. Novinski’s 100,000 unvested stock options will continue to vest in accordance with Mr. Novinski’s underlying option agreements and that Mr. Novinski may exercise his vested stock options through April 6, 2012. Under the terms of the Separation Agreement, Mr. Novinski has agreed to provide consulting services to the Company for a period of 18 months and has also agreed to release the Company and certain affiliated parties from all claims and liabilities under federal and state laws arising from his relationship with the Company.

Agreement with M. Gary I. Riley, Vice President on Non-Clinical Development and Applied Biology

The Company has an agreement with M. Gary I. Riley (the “Riley Employment Agreement”) by which, in the event that there is a Change in Control (as defined in the Riley Employment Agreement) during Dr. Riley’s first twenty-four months of employment at Emisphere resulting in termination of employment during such twenty-four month period, a severance amount, equivalent to one year’s base salary (excluding bonus and relocation assistance), will be provided to the executive. In the event there is a Change in Control after Dr. Riley’s first twenty-four months of employment, a severance amount, equivalent to six month’s base salary, will be provided to him.

In addition, in the event that there is a Change in Control during Dr. Riley’s employment at Emisphere resulting in termination of employment, he shall receive, in addition to the options already vested and subject to approval by the Board of Directors, immediate vesting of all remaining options as set forth in the Plan.

Agreement with Nicholas J. Hart, Vice President, Strategy and Development

The Company has an agreement with Nicholas J. Hart (the “Hart Employment Agreement”) by which, in the event that there is a Change in Control (as defined in the Hart Employment Agreement) during Mr. Hart’s term of employment at Emisphere resulting in termination of employment, a severance amount, equivalent to six month’s base salary (excluding bonus) will be provided to Mr. Hart.

In addition, in the event that there is a Change in Control during his employment at Emisphere resulting in termination of employment, he shall receive, in addition to the options already vested and subject to approval by the Board of Directors, immediate vesting of all remaining options as set forth in the Plan.

Transactions with MHR

Mark H. Rachesky, M.D. is a director and member of the Company’s compensation committee and its governance and nominating committee. Dr. Rachesky is also the managing member of MHR Fund Management LLC, that is an affiliate of and has an investment management agreement with MHR Capital Partners (100) LP (“Capital Partners 100”), MHR Capital Partners Master Account LP (“Master Account”), MHR Institutional Partners II LP (“Institutional Partners II”), and MHR Institutional Partners IIA LP (“Institutional Partners IIA” and together with Capital Partners 100, Master Account and Institutional Partners II “MHR”). In every transaction below, the Company was advised by an independent committee of the Company’s Board of Directors.

June 2010 Notes and Warrants

In connection with the Company’s agreement with Novartis Pharma AG (“Novartis”) entered into in June 2010 (the “Novartis Agreement”), the Company, Novartis and Institutional Partners IIA entered into a non-disturbance agreement (the “Non-Disturbance Agreement”), pursuant to which Institutional Partners IIA agreed to limit certain rights and courses of action that it would have available to it as a secured party under its Senior Secured Term Loan Agreement and Pledge and Security Agreement with the Company (collectively, the “Loan and Security Agreement”). Additionally, Novartis and Institutional Partners IIA entered into a license agreement pursuant to which Institutional Partners IIA agreed to grant a license to Novartis upon the occurrence of certain events and subject to satisfaction of certain conditions. Institutional Partners IIA also consented to the Company entering into the Novartis Agreement, which consent was required under the Loan and Security Agreement, and agreed to enter into an agreement comparable to the Non-Disturbance Agreement at some point in the future in connection with another potential Company transaction (the “Future Transaction Agreement”).

In consideration of the agreements and consent provided by Institutional Partners IIA described in the foregoing paragraph, the Company entered into an agreement with Institutional Partners IIA (the “MHR Letter Agreement”) pursuant to which the Company agreed to reimburse MHR for its legal expenses incurred up to $500,000 in connection with the agreements entered into in connection with the Novartis transaction and up to $100,000 in connection with the Future Transaction Agreement. These reimbursements were paid in the form of non-interest bearing promissory notes for $500,000 and $100,000 issued to MHR on June 4, 2010. Pursuant to the MHR Letter Agreement, the Company also granted to MHR warrants to purchase 865,000 shares of its common stock, with an exercise price of $2.90 per share and an expiration date of August 21, 2014. For a more detailed discussion, please see Notes 8 and 9 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.

July 2010 Promissory Notes

On July 29, 2010, in consideration for $500,000 in bridge financing funds provided to the Company, we issued to Institutional Partners II and Institutional Partners IIA promissory notes with an aggregate principal amount of $525,000 (the “July 2010 MHR Notes”). The July 2010 MHR Notes provided for an interest rate of 15% per annum, and were due and payable on October 27, 2010. During the quarter ended September 30, 2010, certain conditions caused the maturity date of the July 2010 MHR Notes to accelerate, and the July 2010 MHR Notes were accordingly paid off. See Note 8 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010 for further discussion.

August 2010 Financing

On August 25, 2010, the Company entered into a securities purchase agreement with MHR (the “August 2010 MHR Financing”) pursuant to which the Company agreed to sell an aggregate of 3,497,528 shares of its common stock and warrants to purchase a total of 2,623,146 additional shares of its common stock for total gross proceeds of $3,532,503. Each unit, consisting of one share of common stock and a warrant to purchase 0.75 shares of common stock, was sold at a purchase price of $1.01. The warrants to purchase additional shares are exercisable at a price of $1.26 per share and will expire 5 years from the date of issuance. On the same date, the Company also entered into a securities purchase agreement with certain institutional investors to sell common stock and warrants for total gross proceeds of $3,532,503 (collectively, with the August 2010 MHR Financing, the “August 2010 Financing”).

In connection with the August 2010 Financing, the Company entered into a waiver agreement with MHR (the “Waiver Agreement”), pursuant to which MHR waived certain anti-dilution adjustment rights under its 11% senior secured notes and warrants issued by the Company to MHR in September 2006 that would otherwise have been triggered by the financings described above. As consideration for such waiver, the Company issued to MHR a warrant to purchase 975,000 shares of common stock and agreed to reimburse MHR for 50% of its legal fees up to a maximum reimbursement of $50,000. The terms of such warrant are identical to the warrants issued to MHR in the August 2010 MHR Financing transaction described above. See Item 7 in our Annual Report on Form 10-K for the year ended December 31, 2010 for further discussion.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, and the rules of the SEC require our directors, Executive Officers and persons who own more than 10% of common stock to file reports of their ownership and changes in ownership of common stock with the SEC. Our employees sometimes prepare these reports on the basis of information obtained from each director and Executive Officer. Based on written representations of the Company’s directors and Executive Officers and on confirmation that no Form 5 was required to be filed, we believe that all reports required by Section 16(a) of the Exchange Act to be filed by its directors, Executive Officers and greater than ten (10%) percent owners during the last fiscal year were filed on time with the exception of Form 4 filings made on behalf of Michael R. Garone and M. Gary I. Riley on January 21, 2010.

RELATED PARTY TRANSACTION APPROVAL POLICY

In February 2007, our Board of Directors adopted a written related party transaction approval policy, which sets forth our Company’s polices and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. The Company’s policy with regard to related party transactions is that all material transactions non-compensation related are to be reviewed by the Audit Committee for any possible conflicts of interest. The Compensation Committee will review all material transactions that are related to compensation. All related party transactions approved by either the Audit Committee or Compensation Committee shall be disclosed to the Board of Directors at the next meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

(Item #1 on the Proxy Card)

Our Board of Directors is currently comprised of four (4) members and is divided into three classes with staggered terms so that the term of one class expires at each annual meeting of stockholders.

Each of our Class III directors whose term is expiring at the Annual Meeting has been nominated by the Board of Directors for election at the Annual Meeting for a term expiring at the third succeeding annual meeting of stockholders after his election and until his successor is duly elected and qualified. At the recommendation of our governance and nominating committee, Mark H. Rachesky, M.D. and Michael Weiser, M.D. have been nominated for election.

The Proxies given pursuant to this solicitation will be voted, unless authority is withheld, in favor of the Director Nominees. The Director Nominees have consented to be named and, if elected, to serve. In the event that a Director Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies may be voted in the discretion of the persons acting pursuant to the Proxy for the election of other nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Voting

The Director Nominees receiving a plurality of the votes cast at the Annual Meeting will be elected as a director.

The Board of Directors deems the election of Mark H. Rachesky, M.D. and Michael Weiser, M.D. as directors for a term expiring at the third succeeding annual meeting of stockholders after their election (Class III Director) to be in the best interest of Emisphere and its stockholders and recommends a vote “FOR” his election.

Information Concerning Director Nominees, Continuing Directors and Executive Officers

Information regarding the Director Nominees, those directors serving unexpired terms, and our current Executive Officers, all of who are currently serving open-ended terms, including their respective ages, the year in which each first joined the Company and their principal occupations or employment during the past five years, is provided below:

		Year
		Joined
Name	Age	Emisphere	Position with the Company

Michael R. Garone(1)(2)	52	2007	Vice President, Interim Chief Executive Officer, Chief Financial Officer and Corporate Secretary
M. Gary I. Riley DVM, Ph.D.	68	2007	Vice President of Non-Clinical Development and Applied Biology
Nicholas J. Hart	46	2008	Vice President Strategy and Development
John D. Harkey, Jr.	50	2006	Class I Director
Mark H. Rachesky, M.D.	52	2005	Class III Director
Timothy G. Rothwell	60	2009	Class I Director
Michael Weiser, M.D.	48	2005	Class III Director

(1)	On February 28, 2011, Michael V. Novinski resigned as a director of the Company and from his position as President and Chief Executive Officer of the Company.

(2)	On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

Michael R. Garone joined Emisphere in 2007 as Vice President and Chief Financial Officer. Mr. Garone has also served as the Company’s Corporate Secretary since October 2008. Mr. Garone previously served as Interim Chief Executive Officer and Chief Financial Officer of Astralis, Ltd. (OTC BB: ASTR.OB). Prior to that, Mr. Garone was with AT&T (NYSE: T) for 20 years, where he held several positions, including Chief Financial Officer of AT&T Alascom. Mr. Garone received an MBA from Columbia University and a BA in Mathematics from Colgate University. On February 28, 2011, Michael R. Garone was appointed as Interim Chief Executive Officer of the Company.

John D. Harkey, Jr. has been a director of the Company since April 2006. Mr. Harkey is Chairman and Chief Executive Officer of Consolidated Restaurant Companies, Inc. Mr. Harkey currently serves on the Board of Directors and Audit Committees of Leap Wireless International, Inc. (NASDAQ: LEAP), Loral Space & Communications, Inc. (NASDAQ: LORL), Energy Transfer Equity, LP (NYSE: ETE), the Board of Directors for the Baylor Health Care System Foundation and serves as Chairman of the Board of Regency Energy Partners (NASDAQ: RGNC). Mr. Harkey also serves on the President’s Development Council of Howard Payne University, the Executive Board of Circle Ten Council of the Boy Scouts of America and is a member of the Young Presidents’ Organization. Mr. Harkey obtained a B.B.A. in honors and a J.D. from the University of Texas at Austin and an M.B.A. from Stanford University School of Business. Mr. Harkey’s entrepreneurial background, his qualification as a financial expert, and his business and leadership experiences in a range of different industries make him an asset to our Board of Directors.

Mark H. Rachesky, M.D. has been a director of the Company since 2005. Dr. Rachesky is the co-founder and President of MHR Fund Management LLC and affiliates, investment managers of various private investment funds that invest in inefficient market sectors, including special situation equities and distressed investments. Dr. Rachesky is currently the Non-Executive Chairman of the Board of Loral Space & Communications Inc. (NASDAQ:LORL), Leap Wireless International, Inc. (NASDAQ: LEAP) and Telesat Canada and is a member of the Board of Directors of Lions Gate Entertainment Corp. (NYSE: LGF) and Nationshealth, Inc. (formerly quoted on OTCBB: NHRX). He formerly served on the Board of Directors of Neose Technologies, Inc (NASDAQ: NTEC). Dr. Rachesky is a graduate of Stanford University School of Medicine and Stanford University School of Business. Dr. Rachesky graduated from the University of Pennsylvania with a major in Molecular Aspects of Cancer. Dr. Rachesky’s extensive investing and financial background, his thorough knowledge of capital markets and his training as an M.D., make him an asset to our Board of Directors.

Timothy G. Rothwell has been a director since November 2009. Mr. Rothwell is the former Chairman of Sanofi-Aventis U.S. From February 2007 to March 2009, Mr. Rothwell served as Chairman of Sanofi-Aventis U.S. From September 2004 to February 2007, Mr. Rothwell was President and Chief Executive Officer of the company, overseeing all domestic commercial operations as well as coordination of Industrial Affairs and Research and Development activities. From May 2003 to September 2004, Mr. Rothwell was President and Chief Executive Officer of Sanofi-Synthelabo, Inc. and was instrumental in the formation of Sanofi-Aventis U.S. in 2004. Prior to that, from June 1998 to May 2003, he served in various capacities at Pharmacia, including as President of the company’s Global Prescription Business. From January 1995 to January 1998, Mr. Rothwell served as worldwide President of Rhone-Poulenc Rorer Pharmaceuticals and President of the company’s Global Pharmaceutical Operations. In his long career, Mr. Rothwell has also served as Chief Executive Officer of Sandoz Pharmaceuticals, Vice President, Global Marketing and Sales at Burroughs Wellcome, and Senior Vice President of Marketing and Sales for the U.S. for Squibb Corporation. Mr. Rothwell holds a Bachelor of Arts from Drew University and earned his J.D. from Seton Hall University. He formerly served on the PhRMA Board of Directors, as well as the Institute of Medicine’s Evidence-Based Medicine roundtable, the CEO Roundtable on Cancer, the Healthcare Businesswomen’s Association Advisory Board, the Board of Trustees for the Somerset Medical Center Foundation, the Board of Trustees for the HealthCare Institute of New Jersey, and as a Trustee of the Corporate Council for America’s Children at the Children’s Health Fund. Presently, he is Chairman of the Board of New American Therapeutics, and he serves on the Board of Directors of Agenus (NASDAQ: AGEN), the Board of Visitors for Seton Hall Law School, and the PheoPara Alliance, a nonprofit 501(c)3 organization. Mr. Rothwell’s broad business and leadership experiences in the pharmaceutical industry and his affiliations with industry, educational and healthcare related organizations make him an asset to our Board of Directors.

Michael Weiser, M.D., Ph.D. has been a director of the Company since 2005. Dr. Weiser is currently founder and co-chairman of Actin Biomed, a New York based healthcare investment firm advancing the discovery and development of novel treatments for unmet medical needs. Prior to joining Actin Biomed, Dr. Weiser was the Director of Research at Paramount BioCapital where he was responsible for the scientific, medical and financial evaluation of biomedical technologies and pharmaceutical products under consideration for development. Dr. Weiser completed his Ph.D. in Molecular Neurobiology at Cornell University Medical College and received his M.D. from New York University School of Medicine. He performed his post-graduate medical training in the Department of Obstetrics and Gynecology at New York University Medical Center. Dr. Weiser also completed a Postdoctoral Fellowship in the Department of Physiology and Neuroscience at New York University School of Medicine and received his B.A. in Psychology from University of Vermont. Dr. Weiser is a member of The National Medical Honor Society, Alpha Omega Alpha, American Society of Clinical Oncology, American Society of Hematology and Association for Research in Vision and Ophthalmology. In addition, Dr. Weiser has received awards for both academic and professional excellence and is published extensively in both medical and scientific journals. Dr. Weiser currently serves on the board of directors of Chelsea Therapeutics International, and Ziopharm Oncology, Inc. as well as several privately held companies. Dr. Weiser has an M.D. and a Ph.D., and his scientific, business and financial experiences, as well as his knowledge of the healthcare industry, capital markets, pharmaceutical products and biomedical technology development make him an asset to our Board of Directors.

Nicholas J. Hart, joined Emisphere in July 2008 as Vice President, Strategy and Development. Immediately before joining the Company, Mr. Hart was Leader of the Contraception Therapy Area and a member of the Corporate Executive Leadership Team at Organon, part of Schering Plough Corporation. While at Organon, he served as Senior Director/Executive Director of Marketing of the Women’s Healthcare Franchise; Director of CNS Marketing, and Associate Director of Specialty Products. Prior to Organon, Mr. Hart held various marketing and sales positions with Novartis, Sankyo Parke Davis Pharmaceuticals, and Bristol-Myers Squibb Company. After graduating from the United States Military Academy at West Point, Mr. Hart received an MBA in Finance and International Business from New York University, Stern School of Business. He also served as a Field Artillery Officer in the United States Army.

M. Gary I. Riley DVM, Ph.D. joined Emisphere in November 2007 as Vice-President of Nonclinical Development and Applied Biology. He was previously Vice President of Toxicology and Applied Biology at Alkermes, Inc., Cambridge, MA, where he spent 14 years working in the field of specialized drug delivery systems. He holds board certifications in veterinary pathology and toxicology. He was previously employed as Director of Pathobiology at Lederle Laboratories and earlier in his career held positions as a veterinary pathologist in academia and industry.

PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Item #2 on the Proxy Card)

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure.”

Vote Required

The affirmative vote of a majority of shares present, in person or represented by Proxy, and voting on the approval of the executive compensation at our annual meeting is required to approve the executive compensation as disclosed in this Proxy Statement. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the annual meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal to approve executive compensation as disclosed in this Proxy Statement. Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote “FOR” the approval of this resolution.

PROPOSAL NO. 3: ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Item #3 on the Proxy Card)

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 2 included on page 26 of this Proxy Statement. By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this Proposal, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the Proxy Statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).”

Vote Required

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the annual meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposal regarding the frequency of an advisory vote on executive compensation. Because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote “FOR” the option of once every year as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

PROPOSALS OF STOCKHOLDERS FOR 2012 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at our annual stockholder meetings. To be considered for inclusion in next year’s Proxy Statement, stockholder proposals must be received by us at our principal executive office no later than December 16, 2011.

For any proposal that is not submitted for inclusion in next year’s Proxy Statement (as described in the preceding paragraph), but is instead sought to be presented directly at next year’s annual stockholder meeting (the “2012 Annual Meeting”), the stockholder must also give Emisphere written notice of the proposal. Our By-Laws provide that in order to be timely, a stockholders’ notice must be received by Emisphere at the principal executive offices not less than 30 days or more than 60 days prior to the meeting.

Notice of intention to present proposals at the 2012 Annual Meeting should be addressed to: Corporate Secretary, Emisphere Technologies, Inc., 240 Cedar Knolls Road, Suite 200, Cedar Knolls, NJ 07927.

OTHER BUSINESS

The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in their discretion.

The prompt return of your Proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you intend to attend the meeting, please vote your shares by internet, by phone, or by signing the Proxy and returning it in the enclosed envelope.

By order of the Board of Directors

Michael R. Garone
Secretary

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. — COMMON 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 00001024721 R1.0.0.11699 EMISPHERE TECHNOLOGIES, INC. ATTN: INVESTOR RELATIONS 240 CEDAR KNOLLS ROAD SUITE 200 CEDAR KNOLLS, NJ 07927 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR Proposal 1: 1. Election of Directors For Against Abstain 1a. Dr. Mark H. Rachesky 1b. Dr. Michael Weiser The Board of Directors recommends you vote FOR Proposal 2: For Against Abstain 2. To approve, by non-binding vote, executive compensation. The Board of Directors recommends you vote 1 YEAR on Proposal 3: 1 year 2 years 3 years Abstain 3. To recommend, by non-binding vote, the frequency of executive compensation votes. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Yes No Please indicate if you plan to attend this meeting

00001024722 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Emisphere Technologies, Inc., a Delaware corporation (“Emisphere”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders (“Annual Meeting”) and Proxy Statement with respect to the Annual Meeting to be held at the Park Avenue Club, 184 Park Avenue, Florham Park, New Jersey on Tuesday, May 24, 2011 promptly at 10:00 AM Eastern Time, and hereby appoints Michael R. Garone as proxy with power of substitution and revocation, and with all powers that the undersigned would posses if personally present, to vote the Emisphere Common Stock of the undersigned at such meeting, and at any postponements or adjournments of such meeting, as set forth below, and in his discretion, upon any other business that may properly come before the meeting (and any such postponements or adjournments). THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR 1 YEAR FOR PROPOSAL 3 AND BY THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND AT ANY POSTPONEMENTS OR ADJOURNEMENTS THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE, OR VOTE THORUGH THE INTERNET OR THE TELEPHONE. IMPORTANT- TO BE SIGNED AND DATED ON REVERSE SIDE